UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2006

FERMAVIR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Florida	333-116480	16-1639902
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

420 Lexington Avenue, Suite 445

New York, New York 10170

(Address of Principal Executive Offices)

(212) 413-0802

(Registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 8.01               Other Events.

On October 12, 2006, FermaVir Pharmaceuticals, Inc. (the “Company”) notified Trilogy Capital Partners, Inc. (“Trilogy”) that the Board of Directors of the Company approved the cancellation of the unexercised warrant of the Company exercisable for 866,666 shares of  common stock of the Company previously issued to Trilogy  in connection with the Letter of Engagement entered into between the Company and Trilogy on December 12, 2005 (the “Letter of Engagement”).  In addition, the Company notified MBA Holdings, LLC on the same date that the Board of Directors of the Company approved the cancellation of the unexercised warrant of the Company exercisable for 100,000 shares of common stock of the Company previously issued to Trilogy in connection with the Letter of Engagement and subsequently assigned to MBA Holdings, LLC by Trilogy

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2006

FERMAVIR PHARMACEUTICALS, INC.

	By:	/s/ Geoffrey W. Henson
Geoffrey W. Henson, Ph.D.
Chief Executive Officer